MAINSTAY GROUP OF FUNDS

MainStay MAP Fund

Supplement dated August 19, 2016 (“Supplement”)
to the Summary Prospectus, Prospectus and Statement of Additional Information, each dated
February 29, 2016, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus and Statement of Additional Information

Effective on or about October 1, 2016, Mr. Roger Lob will no longer serve as a portfolio manager for MainStay MAP Fund (the “Fund”). Mr. Lob will remain as Senior Advisor at Markston International LLC (“Markston”) through December 31, 2016. Messrs. Christopher Mullarkey and James Mulvey will continue to serve as portfolio managers for the portion of the Fund subadvised by Markston.

The portfolio managers for the portion of the Fund subadvised by Institutional Capital LLC remain unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.